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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,

      In connection with the Quarterly Report of Kirkland's, Inc. (the "Company") on Form 10-Q for the fiscal quarter ending April 29, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Michael Madden, Vice President of Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ W. Michael Madden
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Vice President of Finance and Chief Financial Officer
June 2, 2006